SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D. C.  20549

                                FORM 8-K

                              CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                              April 22, 1999
            ------------------------------------------------
            Date of Report (Date of earliest event reported)


                           PEOPLES BANCORP INC.
         ------------------------------------------------------
         (Exact name of Registrant as specified in its charter)


                                0-16772
                        ----------------------
                        Commission File Number


           Ohio                              31-0987416
----------------------------         ----------------------
(State or other jurisdiction         (I.R.S. Employer
  of incorporation)                   Identification Number)


          138 Putnam Street
             P.O. Box 738,
             Marietta, Ohio                               45750
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)


          Registrant's telephone number, including area code:
          ---------------------------------------------------
                           (614) 373-3155


                                 Not applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



                        Index to Exhibits on page 3


Item 1.  Changes in Control of Registrant
	Not applicable.

Item 2.  Acquisition or Disposition of Assets
	Not applicable.

Item 3.  Bankruptcy or Receivership
	Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
	Not applicable.

Item 5.  Other Events
	On April 22, 1999, Peoples Bancorp Inc. (Nasdaq: PEBO) announced that the Company's Board of Directors adopted a resolution authorizing the repurchase of up to 290,000 shares (or approximately 5% of the Company's outstanding common shares) from time to time in open market or privately negotiated transactions.

        The timing of the purchases and the actual number of common shares purchased will depend on market conditions. This stock repurchase program, effective immediately, will continue through December 31, 1999.

        In addition, the Company intends to continue the previously announced purchase of approximately 15,000 treasury shares per quarter for issuance in connection with Peoples Bancorp's stock option plans.

        The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
	Not applicable.

Item 7.  Financial Statements and Exhibits
	(a) Non required
	(b) Non required
        (c) Exhibits.


                EXHIBIT NUMBER     DESCRIPTION
                --------------     ----------------------------------
                      99           News Release issued April 22, 1999

Item 8.  Change in Fiscal Year
	Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
	Not applicable.


                                SIGNATURES
                                ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  April 22, 1999                  PEOPLES BANCORP INC.
                                       --------------------
                                       Registrant



                              By:  /s/ ROBERT E. EVANS
                                       Robert E. Evans
                                       President and Chief Executive Officer



                           INDEX TO EXHIBITS
                           -----------------


Exhibit Number             Description                            Page
--------------------       ----------------------------------   ---------

     99                    News Release issued April 22, 1999      *


*Filed herewith